Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

MAY AND JUNE 2009

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE DISBURSEMENTS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.
c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o SHAI WAISMAN
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

By:	/s/ William J. Fox
William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:  AMENDED STATEMENT ☐

TABLE OF CONTENTS

Schedule of Debtors	3

LBHI and Debtor Subsidiaries
Basis of Presentation – Schedule of Cash Receipts and Disbursements	4
Schedule of Cash Receipts and Disbursements – May	5
Schedule of Cash Receipts and Disbursements – June	6

LBHI
Basis of Presentation – Schedule of Professional Fee Disbursements	7
Schedule of Professional Fee Disbursements	8

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC(1)	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc.	08-13885	10/3/2008
Lehman Brothers Special Financing Inc.	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc.	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc.	08-13899	10/5/2008
Lehman Commercial Paper Inc.	08-13900	10/5/2008
Lehman Brothers Commercial Corporation	08-13901	10/5/2008
Lehman Brothers Financial Products Inc.	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009

(1)

On May 26, 2009, a motion was filed on behalf of Lehman Brothers Holdings Inc. seeking entry of an order pursuant to Section 1112(b) of the Bankruptcy Code to dismiss the Chapter 11 Case of PAMI Statler Arms LLC. On June 19th, 2009, notice was filed stating that the previously scheduled hearing for this motion, originally slated for June 24, 2009, was to be adjourned without date

LEHMAN BROTHERS HOLDINGS INC., (“LBHI”), AND OTHER DEBTOR SUBSIDIARIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

FOR MAY AND JUNE 2009

The information and data included in this Report are derived from sources available to Lehman Brothers Holdings Inc. (the “Company”) and its other subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”).  The Debtors’ chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on the information available to The Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.               This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

2.               This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.               The cash flows presented in this report only include activity for bank accounts that are managed and reconciled by Lehman North American operations.  Cash flows related to the Debtors’ bank accounts that were previously managed and reconciled by Lehman European and Asian operations are excluded from this report.

4.               The beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), and other short-term investments.

5.               Intercompany transfers between Lehman entities are listed as disbursements for the paying entity and receipts for the receiving entity.

6.               The following Debtors have not been included as Debtors in this MOR Report:

a.               PAMI Statler Arms LLC (“PAMI”) — Books and records for PAMI are maintained separately and not in a manner similar to the majority of the Company’s subsidiaries.  This entity does not maintain a separate cash account.

b.              Lehman Brothers Finance SA (“LBF”) — Subsequent to its bankruptcy filing on October 3, 2008, LBF became subject to an insolvency proceeding in Switzerland.

c.               Fundo de Investimento Multimercado Credito Privado Navigator Investimento — Motion was granted on February 24, 2009 to dismiss the Chapter 11 case of this entity.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtor Subsidiaries

Schedule of Cash Receipts and Disbursements (a)

May 1, 2009 - May 31, 2009

Unaudited ($ in millions)

		Beginning						Ending
	Filing	Cash					FX	Cash
Legal Entity	Date	(5/1/09) (b)	Receipts	Transfers (c)	Disbursements (d)		Fluctuation (e)	(5/31/09) (f)
Lehman Brothers Holdings Inc.	9/15/2008	$2,570	$185	$20	$(110	)(g)	$1	$2,666
LB 745 LLC	9/16/2008	—	—	—	—		—	—
Lehman Brothers Special Financing Inc. (“LBSF”)	10/3/2008	2,679	460	—	—		1	3,139
Lehman Brothers Commodity Services Inc.	10/3/2008	862	51	—	—		—	913
Lehman Brothers OTC Derivatives Inc	10/3/2008	163	7	—	—		—	171
Lehman Commercial Paper Inc. (“LCPI”)	10/5/2008	1,780	432	—	(310	)(h)	5	1,907
Lehman Brothers Commercial Corporation (“LBCC”)	10/5/2008	399	1	—	(4	)(i)	—	396
Lehman Brothers Derivative Products Inc. (“LBDP”)	10/5/2008	387	—	—	—		—	387
Lehman Brothers Financial Products Inc	10/5/2008	438	1	—	—		—	439
CES Aviation LLC	10/5/2008	—	—	—	—		—	—
CES Aviation V LLC	10/5/2008	—	—	—	—		—	—
CES Aviation IX LLC	10/5/2008	—	—	—	—		—	—
East Dover Limited	10/5/2008	—	—	—	—		—	—
Lehman Scottish Finance L.P.	10/5/2008	2	—	—	—		—	2
Luxembourg Residential Properties Loan Finance	1/7/2009	—	—	—	—		—	—
BNC Mortgage LLC	1/9/2009	—	—	—	—		—	—
LB Rose Ranch LLC	2/9/2009	1	1	—	—		—	2
Structured Asset Securities Corporation (“SASCO”)	2/9/2009	—	—	—	—		—	—
LB 2080 Kalakaua Owners LLC	4/23/2009	—	—	—	—		—	—
Total Debtor Cash Flows		$9,281	$1,138	$20	$(424)		$7	$10,022
Non-Debtor Cash Balances		1,161						1,060
Total Debtor and Non-Debtor Cash Balances		$10,442						$11,082

Notes:

(a)	Represents cash flows for bank accounts managed and reconciled by Lehman US operations. Foreign currency cash flows are reflected in USD equivalents.
(b)	Beginning cash balance restated from April closing balance by ($5) million for LBSF.
(c)	Reflects transfers from bank accounts in Europe to the US.
(d)

Subsidaries of LBHI have incurred operating expenses and professional fees which have been paid by LBHI. These expenses will be charged back to debtor and non-debtor entities based on the direct costs associated with each entity and an allocation methodology which was recently developed.

(e)	Reflects fluctuation in value in foreign currency bank accounts.
(f)

Ending cash balances include cash associated with pledged assets, court order segregated accounts, and other identified funds which may not belong to the Debtors or non-Debtor subsidiaries. These amounts are preliminarily estimated to be $1.6 billion (LBHI $274 million, LCPI $913 million, LBSF $363 million, LBCC $2 million, LBDP $3 million, and Non-Debtors $61 million), and are subject to adjustment.

(g)	Reflects ordinary course outflows and other court approved disbursements.
(h)	LCPI, in its capacity as loan agreement agent, makes pass-along disbursements of principal and interest to loan syndicate participants.
(i)	$4 million returned to counterparty for a wire transfer sent to LBCC in error in October 2008.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtor Subsidiaries

Schedule of Cash Receipts and Disbursements (a)

June 1, 2009 - June 30, 2009

Unaudited ($ in millions)

		Beginning								Ending
	Filing	Cash						FX	Hedging	Cash
Legal Entity	Date	(6/1/09)	Receipts		Transfers (b)	Disbursements (c)		Fluctuation (d)	Fluctuation (e)	(6/30/09) (f)
Lehman Brothers Holdings Inc.	9/15/2008	$2,666	$681	(g)	$188	$(602	)(h)	$6	$—	$2,939
LB 745 LLC	9/16/2008	—	—		—	—		—	—	—
Lehman Brothers Special Financing Inc. (“LBSF”)	10/3/2008	3,139	570		—	(153)		1	18	3,575
Lehman Brothers Commodity Services Inc. (“LBCS”)	10/3/2008	913	23		—	(10)		—	—	926
Lehman Brothers OTC Derivatives Inc (“LOTC”)	10/3/2008	171	2		—	(8)		—	—	165
Lehman Commercial Paper Inc. (“LCPI”)	10/5/2008	1,907	1,106		—	(730	)(i)	1	—	2,284
Lehman Brothers Commercial Corporation (“LBCC”)	10/5/2008	396	23		—	(8)		—	—	411
Lehman Brothers Derivative Products Inc. (“LBDP”)	10/5/2008	387	—		—	(3)		—	—	384
Lehman Brothers Financial Products Inc (“LBFP”)	10/5/2008	439	—		—	(2)		—	—	437
CES Aviation LLC	10/5/2008	—	—		—	—		—	—	—
CES Aviation V LLC	10/5/2008	—	—		—	—		—	—	—
CES Aviation IX LLC	10/5/2008	—	—		—	—		—	—	—
East Dover Limited	10/5/2008	—	—		—	—		—	—	—
Lehman Scottish Finance L.P.	10/5/2008	2	—		—	—		—	—	2
Luxembourg Residential Properties Loan Finance	1/7/2009	—	—		—	—		—	—	—
BNC Mortgage LLC	1/9/2009	—	—		—	—		—	—	—
LB Rose Ranch LLC	2/9/2009	2	—		—	—		—	—	2
Structured Asset Securities Corporation (“SASCO”)	2/9/2009	—	—		—	—		—	—	—
LB 2080 Kalakaua Owners LLC	4/23/2009	—	—		—	—		—	—	—
Total Debtor Cash Flows		$10,022	$2,404		$188	$(1,516)		$8	$18	$11,125
Non-Debtor Cash Balances		1,060								1,094
Total Debtor and Non-Debtor Cash Balances		$11,082								$12,219

Notes:

(a)	Represents cash flows for bank accounts managed and reconciled by Lehman US operations. Foreign currency cash flows are reflected in USD equivalents.
(b)	Reflects transfers from bank accounts in Europe to the US.
(c)

$300 million was disbursed from subsidiaries of LBHI to reimburse LBHI for estimated operating expenses and professional fees which had been paid by LBHI and are subject to adjustment and true-up (LBSF $146 million, LCPI $57 million, LBCS $10 million, LBCC $8 million, LOTC $8 million, LBDP $3 million, LBFP $2 million, and Non-Debtors $66 million).

(d)	Reflects fluctuation in value in foreign currency bank accounts.
(e)	Reflects fluctuation in value of futures accounts from gain or loss on court approved hedging activity.
(f)

Ending cash balances include cash associated with pledged assets, court order segregated accounts, and other identified funds which may not belong to the Debtors or non-Debtor subsidiaries. These amounts are preliminarily estimated to be $1.9 billion (LBHI $274 million, LCPI $1.2 billion, LBSF $380 million, LBCC $2 million, LBDP $3 million, and Non-Debtors $77 million), and are subject to adjustment.

(g)

$300 million of receipts for LBHI relates to reimbursements from subsidiaries for estimated operating expenses and professional fees which had been paid by LBHI, and are subject to adjustement and true-up.

(h)	Reflects ordinary course outflows and other court approved disbursements.
(i)	LCPI, in its capacity as loan agreement agent, makes pass-along disbursements of principal and interest to loan syndicate participants.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”)

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE DISBURSEMENTS

DATED FROM FILING DATE TO JUNE 30, 2009

The information and data included in this Report are derived from internal systems maintained by Lehman Brothers Holdings Inc. (the “Company”).  The Company, and its other subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”), have had their chapter 11 cases consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information from the Debtors internal systems, but note that such information may be incomplete in certain respects and the Debtors reserve all rights to revise this report.  This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities.

7.     This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

8.     This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

9.     The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers.  The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs as cash payments are made to providers.

LEHMAN BROTHERS HOLDINGS INC.

Schedule of Professional Fee Disbursements (a)

May and June 2009

Unaudited ($ in thousands)

		May-09	Jun-09	Filing Date Through Jun-09 (b)
Debtors - Section 363 Professionals
Alvarez & Marsal LLC	Interim Management	$18,921	$18,787	$114,984
Kelly Matthew Wright	Art Consultant and Auctioneer	—	12	30
Natixis Capital Markets Inc.	Derivatives Consultant	—	1,432	4,910
Debtors - Section 327 Professionals
Bortstein Legal LLC	Special Counsel - IT Contracts and Transition Services Agreement	—	709	1,338
Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	—	1,895	6,399
Ernst & Young LLP	Special Counsel - Audit and Tax Services	—	117	591
Huron Consulting	Special Counsel - Tax Services	154	145	464
Jones Day	Special Counsel - Asia	—	1,610	2,919
Lazard Freres & Co.	Special Counsel - Investment Banking Advisor	—	660	6,974
McKee Nelson LLP	Special Counsel - Tax	—	1,335	3,993
McKenna Long & Aldridge LLP	Special Counsel - Commercial Real Estate Lending	—	656	1,473
Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	—	218	733
Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	16	69	1,248
Weil Gotshal & Manges LLP	Lead Counsel	8,321	9,844	63,746
Debtors - Claims and Noticing Agent
Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	—	1,233	2,039
Creditors - Section 327 Professionals
FTI Consulting Inc.	Financial Advisor	1,283	2,925	8,566
Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	415	340	3,116
Milbank Tweed Hadley & McCloy LLP	Lead Counsel	2,672	4,166	17,246
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	367	177	2,289
Examiner - Section 327 Professionals
Duff & Phelps LLC	Financial Advisor	2,620	2,130	4,750
Jenner & Block LLP	Lead Counsel	—	4,882	6,703
Total Non-Ordinary Course Professionals		34,769	53,344	254,509
Debtors - Ordinary Course Professionals		1,191	2,222	7,906
US Trustee Quarterly Fees		—	85	224
Total Professional Fees and UST Fees		$35,960	$55,651	$262,639

(a)

All professional fees have been paid by LBHI; however, a portion has been charged back to debtor and non-debtor subsidaries based on the direct costs associated with each entity and an allocation methodology which was recently developed.

(b)

The figures reflected in this table represent cash disbursements from LBHI’s filing date through the end of June 2009 and do not include holdback amounts required by court order for non-Ordinary Course Professionals. The figures do not include accruals.